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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)      September 14, 1995
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                 McNEIL REAL ESTATE FUND X, LTD.
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     (Exact name of registrant as specified in its charter)





     California                      0-9325                 94-2577781
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(State or other jurisdiction of   (Commission            (I.R.S. Employer
incorporation or organization)     File Number)           Identification No.)




     13760 Noel Road, Suite 700, LB70, Dallas, Texas, 75240
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   (Address of principal executive offices)         (Zip code)




Registrant's telephone number, including area code     (214) 448-5800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 14, 1995, the Registrant sold The Courts Apartments, a 382 unit apartment complex located in Kent, Washington, to FSF The Courts, L.L.C. and FSF Oak Crest Associates, Limited Partners, for $8,050,000 plus $140,358 of improvement district liens that were assumed by the purchasers. Neither of the purchasers are affiliated with the Registrant.

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                 McNEIL REAL ESTATE FUND X, LTD.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                            McNEIL REAL ESTATE FUND X, LTD.



September 27, 1995           By:  /s/ Brandon K. Flaming
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Date                            Brandon K. Flaming
                                Chief Accounting Officer of McNeil Real Estate
                                 Management, Inc.